UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14C
                                 (RULE 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

Information Statement Pursuant To Section 14(c) of the Securities Exchange Act of 1934
                                (AMENDMENT NO. )

Check the appropriate box:

[ ] Preliminary information statement      [  ] Confidential, for use of the
                                                Commission only (as permitted
                                                by Rule 14c-5(d)(2))

[x] Definitive information statement

                              ALABAMA POWER COMPANY
------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction:

     (5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                                 NOTICE OF 2003
                                 ANNUAL MEETING
                            & INFORMATION STATEMENT

                              WWW.ALABAMAPOWER.COM

                                                            (ALABAMA POWER LOGO)

                                                      (ALABAMA POWER LETTERHEAD)

                                                                  March 21, 2003

Dear Shareholder:

You are cordially invited to attend our 2003 Annual Meeting of Shareholders at 8:00 a.m., Central Time, on April 25, 2003 at Watercolor Inn, 34 Goldenrod Circle, Seagrove Beach, Florida.

At the meeting we will elect our board of directors and vote on a proposed amendment to Alabama Power Company's Articles of Incorporation to increase our authorized shares of common stock.

Sincerely yours,

/s/ CHARLES D McCRARY

Charles D. McCrary
President and Chief Executive Officer

                             ALABAMA POWER COMPANY
                              BIRMINGHAM, ALABAMA

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 25, 2003

NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Alabama Power Company (the "Company") will be held at Watercolor Inn, 34 Goldenrod Circle, Seagrove Beach, Florida on April 25, 2003 at 8:00 a.m., Central Time, to elect 16 members of the board of directors, to amend the Company's Articles of Incorporation to increase the number of authorized shares of common stock with a par value of $40 per share which the Company may issue from 6,000,000 shares to 15,000,000 shares and to transact any other business that may properly come before said meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on March 10, 2003 will be entitled to notice of and to vote at said meeting or any adjournment or postponement thereof.

The Information Statement and the Annual Report are included in this mailing.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

BY ORDER OF THE BOARD OF DIRECTORS

William E. Zales, Jr.
Vice President and Corporate Secretary

Birmingham, Alabama
March 21, 2003

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----

General Information.........................................    1
Shareholder Proposals.......................................    1
Nominees for Election as Directors..........................    2
Corporate Governance........................................    4
Audit Committee Report......................................    6
Compensation and Management Succession Committee Report.....    8
Compensation Committee Interlocks and Insider
  Participation.............................................   10
Certain Relationships and Related Transactions..............   10
Executive Compensation Information..........................   11
Stock Ownership Table.......................................   15
Articles of Incorporation...................................   16
Appendix A -- Southern Company Audit Committee Charter......  A-1
Appendix B -- Policy on Engagement of Independent Auditor
  for Audit and Non-Audit Services..........................  B-1

--------------------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

This Information Statement is furnished by Alabama Power Company (the "Company") in connection with the 2003 Annual Meeting of Shareholders and any adjournment or postponement thereof. The meeting will be held April 25, 2003 at 8:00 a.m., at Watercolor Inn, 34 Goldenrod Circle, Seagrove Beach, Florida. This Information Statement is initially being provided to shareholders on or about March 21, 2003.

At the meeting, we will elect 16 members to the board of directors, amend the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 6,000,000 shares to 15,000,000 shares and transact any other business that may properly come before the meeting. We are not aware of any other matters to be presented at the meeting; however, the holder of the Company's common stock will be entitled to vote on any other matters properly presented.

All shareholders of record on the record date of March 10, 2003 are entitled to notice of and to vote at the meeting. On that date, there were 6,000,000 common shares outstanding and entitled to vote, all of which are held by The Southern Company ("Southern Company"). There were also 475,115 shares of preferred stock and 8,001,250 shares of Class A preferred stock outstanding on that date.

With respect to the election of directors, all of the outstanding shares of preferred stock and Class A preferred stock are entitled to vote as a single class with the Company's common stock. Each common share counts as one vote. Each share of the 4.20% Series, the 4.52% Series, the 4.60% Series, the 4.64% Series, the 4.72% Series and the 4.92% Series of outstanding preferred stock, with par value of $100 per share, counts as two-fifths vote, each share of the 5.20% Series and the 5.83% Series of outstanding Class A preferred stock, with stated capital of $25 per share, counts as one-tenth vote and each share of the Flexible Money Market Class A preferred stock (Series 2003A), with stated capital of $100,000 per share, counts as 400 votes. Neither the Company's charter nor by-laws provides for cumulative voting rights.

With respect to the proposed amendment to the Company's Articles of Incorporation to increase the authorized number of shares of common stock, all of the outstanding shares of preferred stock and Class A preferred stock are entitled to vote as a single class with the Company's common stock. Votes will be tabulated based on the value of each share as described under "ARTICLES OF INCORPORATION -- Vote Required" herein.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

--------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

Shareholders may present proper proposals for inclusion in the Company's information statement and for consideration at the next annual meeting of its shareholders by submitting their proposals to the Company in a timely manner. In order to be so included for the 2004 Annual Meeting, shareholder proposals must be received by the Company no later than January 22, 2004.

ITEM NO. 1 -- ELECTION OF DIRECTORS

A board of 16 directors is to be elected at the annual meeting, each director to hold office until the next annual meeting of shareholders and until the election and qualification of a successor board. If any named nominee becomes unavailable for election, the board may substitute another nominee.

On the following pages there is information concerning the nominees for director stating, among other things, their names, ages, positions and offices held, and brief descriptions of their business experience. The ages of the directors set forth below are as of December 31, 2002, with the exception of Drs. Portera and Walker, whose ages are as of the date of their election in 2003.

CHARLES D. MCCRARY - Director since 2001
Mr. McCrary, 51, is president and chief executive officer of the Company and executive vice president of Southern Company. He served as president and chief operating officer of the Company from April 2001 to October 2001 and vice president of Southern Company from February 1998 to April 2001. He served as executive vice president of external affairs of the Company from April 1994 through February 1998. He is a director of Southern Power Company and AmSouth Bancorporation.

WHIT ARMSTRONG - Director since 1982
Mr. Armstrong, 55, is president, chairman and chief executive officer of The Citizens Bank, Enterprise, Alabama. He is also president, chairman and chief executive officer of Enterprise Capital Corporation, Inc. He is a director of Enstar Group, Inc.

DAVID J. COOPER, SR. - Director since 1998
Mr. Cooper, 57, is president of Cooper/T. Smith Corporation (a maritime company with a core business of stevedoring and tugboats). He is a director of Cooper/T. Smith Corporation and subsidiaries and chairman of American Equity Underwriters, Inc., Mobile, Alabama.

H. ALLEN FRANKLIN - Director since 1999
Mr. Franklin, 58, is chairman, president and chief executive officer of Southern Company. He served as president and chief executive officer of Southern Company from March 2001 to April 2001 and president and chief operating officer from June 1999 to March 2001. He served as executive vice president of Southern Company and president and chief executive officer of Georgia Power from January 1994 to June 1999. He is a director of SouthTrust Corporation, Vulcan Materials Company and Southern Company system companies -- Georgia Power, Gulf Power and Southern Power.

R. KENT HENSLEE - Director since 1999
Mr. Henslee, 67, is managing partner of the law firm of Henslee, Robertson, Strawn & Knowles, L.L.C., Gadsden, Alabama.

CARL E. JONES, JR. - Director since 1988
Mr. Jones, 62, is chairman, president and chief executive officer of Regions Financial Corporation (bank holding company), Birmingham, Alabama.

PATRICIA M. KING - Director since 1997
Ms. King, 57, is president and chief executive officer of King Motor Co., Inc., King's Highway, Inc. and King Imports, Inc. (automobile dealerships), Anniston, Alabama.

JAMES K. LOWDER - Director since 1997
Mr. Lowder, 53, is chairman of The Colonial Company (real estate development and sales), Montgomery, Alabama.

WALLACE D. MALONE, JR. - Director since 1990
Mr. Malone, 66, is chairman and chief executive officer of SouthTrust Corporation (bank holding company), Birmingham, Alabama.

MALCOLM PORTERA - Director since 2003
Dr. Portera, 57, has served as chancellor of The University of Alabama System, Tuscaloosa, Alabama, since January 2002. He served as president of Mississippi State University from January 1998 to December 2001. He is a director of Protective Life Corporation.

ROBERT D. POWERS - Director since 1992
Mr. Powers, 52, is president of The Eufaula Agency, Inc. (real estate and insurance), Eufaula, Alabama.

C. DOWD RITTER - Director since 1997
Mr. Ritter, 55, is chairman, president and chief executive officer of AmSouth Bancorporation and AmSouth Bank, Birmingham, Alabama.

JAMES H. SANFORD - Director since 1983
Mr. Sanford, 58, is chairman of HOME Place Farms, Inc. (diversified farmers), Prattville, Alabama. He is also president of Autauga Quality Cotton Association, Prattville, Alabama. He is chairman of Sylvest Farms of Georgia, Inc., College Park, Georgia, and chairman of Sylvest Farms, Inc., Montgomery, Alabama.

WILLIAM F. WALKER - Director since 2003
Dr. Walker, 65, has served as president of Auburn University ("Auburn"), Auburn, Alabama, since June 2002. He served as interim president of Auburn from June 2001 to June 2002, provost and vice president of academic affairs of Auburn from August 1999 to June 2001, interim provost of Auburn from September 1998 to August 1999 and Auburn's dean of engineering and professor of mechanical engineering from 1988 to September 1998.

JOHN C. WEBB, IV - Director since 1977
Mr. Webb, 60, is president of Webb Lumber Company, Inc. (wholesale lumber and wood products sales), Demopolis, Alabama.

JAMES W. WRIGHT - Director since 2000
Mr. Wright, 59, is chairman and chief executive officer of First Tuskegee Bank, Tuskegee, Alabama. He is also chairman and chief executive officer of Birthright Incorporated (bank holding company).

Each nominee has served in his or her present position for at least the past five years, unless otherwise noted.

VOTE REQUIRED

The majority of the votes cast by the shares outstanding and entitled to vote at a meeting at which a quorum is present is required for the election of directors. Southern Company, as owner of all of the Company's outstanding common stock, will vote for all of the nominees above.

--------------------------------------------------------------------------------
CORPORATE GOVERNANCE
--------------------------------------------------------------------------------

HOW IS THE COMPANY ORGANIZED?

The Company is managed by a core group of officers and governed by a board of directors which has been set at a total not to exceed 25 members. The current nominees for election as directors consist of 16 members -- 14 non-employees, the chief executive officer of the Company and the chief executive officer of Southern Company.

WHAT ARE DIRECTORS PAID FOR THEIR SERVICES?

  - Standard Arrangements. The following compensation was paid to the Company's directors during 2002 for service as a member of the board of directors and any board committee(s), except that employee directors received no fees or compensation for service as a member of the board of directors or any board committee. At the election of the director, all or a portion of the cash retainer may be payable in Southern Company common stock, and all or a portion of the total fees may be deferred under the Deferred Compensation Plan until membership on the board is terminated.

    Cash Retainer Fee.....................  $17,000
    Stock Retainer Fee....................  520 shares of Southern Company common stock
    Meeting Fee...........................  $900 for each board or committee meeting attended

  - Pension Plan. There is no pension plan for non-employee directors.

  - Other Arrangements. No director received other compensation for services as a director during the year ending December 31, 2002 in addition to or in lieu of that specified by the standard arrangements specified above.

NEW GOVERNANCE POLICIES AND PROCESSES

The Company has reviewed the provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), the proposed and final rules of the U.S. Securities and Exchange Commission (the "SEC") and the proposed new listing standards of the New York Stock Exchange (the "NYSE") regarding corporate governance policies and processes. In anticipation of the effectiveness or adoption of final rule changes, the Company is reviewing its corporate governance policies and practices. Based on the SEC's Proposed Rule: Standards Relating to Listed Company Audit Committees, the Company would be exempt from the audit committee requirements set forth in Section 301 of the Sarbanes-Oxley Act and, therefore, would not be required to have an audit committee or an audit committee report on whether it has an audit committee financial expert. The Southern Company Audit Committee would perform such functions on behalf of the Company's board of directors. The Southern Company board of directors has determined that all members of the Southern Company Audit Committee are independent and that Mr. J. Neal Purcell is the audit committee financial expert. (For more information, please see the Southern Company Audit Committee Report on page 6.) The Company will continue to monitor all actions taken by the SEC and the NYSE and will amend, to the extent necessary, the standards, disclosures and charters applicable to the board, its committees and the Company as a whole as final rules impacting the Company are adopted and become effective.

COMMITTEES OF THE BOARD

     AUDIT COMMITTEE:

  - Members are Mr. Webb, Chairman; Mr. Henslee; and Mr. Lowder

  - Met four times in 2002

  - Oversees the Company's internal control and compliance matters

The Company's audit committee meets periodically with management, internal auditors and independent auditors to discuss auditing, internal controls and compliance matters.

The Southern Company Audit Committee provides a broad overview of the Company's financial reporting and control functions. The Southern Company Audit Committee reviews and discusses the Company's financial statements with management and the independent auditors. Such discussions include critical accounting policies and practices, alternative financial treatments, proposed adjustments and control recommendations. Such discussions also include significant management judgments and estimates, reporting or operational issues and changes in accounting principles, as well as any disagreements with management. The Southern Company Audit Committee also is responsible for recommending the filing of the Company's annual financial statements with the SEC.

The Southern Company board of directors amended its Audit Committee Charter in 2003. Under the new charter, the Southern Company Audit Committee has authority to appoint, compensate and oversee the work of the independent auditors. The new charter is attached to this Information Statement as Appendix A.

COMPENSATION COMMITTEE:

     - Members are Mr. Malone, Chairman; Mr. Franklin, ex officio; and Mr. Armstrong

     - Met three times in 2002

     - Oversees the administration of the Company's compensation arrangements

The Company's Compensation Committee reviews and provides input to the Southern Company Compensation and Management Succession Committee on the performance and compensation of its chief executive officer and makes recommendations regarding the fees paid to members of the board of directors.

Southern Company's Compensation and Management Succession Committee approves the corporate performance goals used to determine incentive compensation and establishes the mechanism for setting compensation levels for the Company's executive officers. It also administers executive compensation plans and reviews management succession plans.

NOMINATING COMMITTEE:

     - Members are Mr. Ritter, Chairman; Mr. Franklin, ex officio; Mr. Andreas Renschler; and Mr. Sanford

     - Met one time in 2002

     - Considers and recommends nominees for election as directors

The Nominating Committee expects to identify from its own resources qualified nominees and does not accept from shareholders recommendations of individuals to be considered as nominees. The final selection of the board's nominees is within the sole discretion of the board of directors.

EXECUTIVE COMMITTEE:

     - Members are Mr. McCrary, Chairman; Mr. Jones; Mr. Malone; and Mr. Ritter

     - Met two times in 2002

     - Acts in place of full board on matters that require board action between meetings of the board to the extent permitted by law and within certain limits set by the board

NUCLEAR SAFETY COMMITTEE:

     - Members are Mr. Cooper, Chairman; Ms. King; Mr. Mayer Mitchell; Mr. Powers; and Mr. Wright

     - Met three times in 2002

     - Reviews nuclear operations activities

--------------------------------------------------------------------------------

The board of directors met six times in 2002. Average director attendance at all board and committee meetings was 95 percent. Messrs. Renschler and Franklin attended less than 75 percent of applicable meetings.

--------------------------------------------------------------------------------
AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

The Audit Committee of Southern Company (the "Committee") oversees the Company's financial reporting process on behalf of the boards of directors of the Company and Southern Company. The Company's management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements of the Company in the Annual Report with management. The Committee's review process included discussions of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Such discussions also included reviews of critical accounting policies and practices, acceptable alternative financial treatments, proposed adjustments and control recommendations. In addition, the Committee has discussed with the independent auditors their independence from management and the Company including the matters in the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Committee has also considered whether the independent auditors' provision of non-audit services to the Company is compatible with maintaining their independence.

The Committee discussed the overall scopes and plans with the Company's internal and independent auditors for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their audits, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Committee held 14 meetings during 2002.

In reliance on the reviews and discussions referred to above, the Committee recommended to the board of directors of Southern Company (and the board approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 and filed with the Securities and Exchange Commission. The Committee also reappointed Deloitte & Touche LLP as the Company's independent auditors for 2003.

Members of the Committee:

L. G. Hardman III, Chairman
Dorrit J. Bern
Donald M. James
Zack T. Pate
J. Neal Purcell

PRINCIPAL PUBLIC ACCOUNTING FIRM FEES

The following represents the fees billed to the Company for the last fiscal year by Deloitte & Touche LLP -- the Company's principal public accountant for 2002:

Audit Fees                                                    $553,322
Audit-Related Fees                                              32,471
Tax Fees                                                        10,540
All Other Fees                                                       -
                                                              --------
Total                                                         $596,333
                                                              ========

The Southern Company Audit Committee has adopted a Policy on Engagement of the Independent Auditor for Audit and Non-Audit Services (see Appendix B) that includes requirements for the Audit Committee to pre-approve audit and non-audit services provided by Deloitte & Touche LLP.

CHANGE IN PRINCIPAL PUBLIC ACCOUNTING FIRM

On March 28, 2002, the Board of Directors of Southern Company, upon recommendation of its Audit Committee, decided not to engage Arthur Andersen LLP ("Arthur Andersen") as the Company's principal public accountants and engaged Deloitte & Touche LLP ("Deloitte & Touche") to serve as the Company's principal public accountants for fiscal year 2002.

Arthur Andersen's reports on the financial statements of the Company for the two fiscal years ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Such reports have not been re-issued in connection with the Company's financial statements included in the annual report on Form 10-K for the year ended December 31, 2002.

During the Company's two fiscal years ended December 31, 2001, and the subsequent interim period through March 28, 2002:

  - there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports;

  - there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K; and

  - the Company did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

No representative of Deloitte & Touche is expected to be present at the meeting unless prior to the day of the meeting the Company's Corporate Secretary has received written notice from a shareholder addressed to the Corporate Secretary at Alabama Power Company, 600 North 18th Street, Birmingham, Alabama 35291, that such shareholder will attend the meeting and wishes to ask questions of a representative of Deloitte & Touche.

--------------------------------------------------------------------------------
COMPENSATION AND MANAGEMENT SUCCESSION COMMITTEE REPORT
--------------------------------------------------------------------------------

WHAT IS THE EXECUTIVE COMPENSATION PHILOSOPHY?

Southern Company's Compensation and Management Succession Committee's intent is to provide an executive compensation program that is competitive and is tied to Southern Company's and the Company's short- and long-term performance. With the objective of maximizing Southern Company shareholder value over time, the program aligns the interests of executives and Southern Company's shareholders.

TOTAL EXECUTIVE COMPENSATION

HOW IS TOTAL EXECUTIVE COMPENSATION ESTABLISHED?

The Committee retains an independent executive compensation consultant who provides information on total executive compensation paid at other large companies in the electric and gas utility industries. Seventeen of these companies are included in the 27 companies that comprise the S&P Electric Utility Index. Based on the market data, total executive compensation targets are set at an appropriate size-adjusted level. This means that for target level performance, the program is designed to pay executives an amount that is at or about the median of the market. Total executive compensation is paid through an appropriate mix of both fixed and performance-based (incentive) compensation. Because the program focuses on incentive compensation, actual total compensation paid can be above or below the targets based on actual corporate performance.

WHAT ARE THE COMPONENTS OF TOTAL EXECUTIVE COMPENSATION?

- Base pay (salary);
- Short-term incentives (annual performance bonuses); and
- Long-term incentives.

These are the primary components of the executive compensation program. The Company does provide certain perquisites that the Committee reviews periodically to determine if they are reasonable and appropriate. The primary perquisites provided by the Company are financial planning services, club memberships (for business use) and home security.

BASE PAY

A range for base pay is determined for each executive, including Mr. McCrary, by comparing the base pay at the appropriate peer group of companies described previously. Base pay is set at a level that is at or below the size-adjusted median paid at those companies because of the emphasis on incentive compensation in the executive compensation program.

ANNUAL PERFORMANCE BONUSES

Annual bonuses are paid through the Omnibus Incentive Compensation Plan. All named executive officers participated in this plan in 2002.

PERFORMANCE GOALS

Maximum annual performance bonus levels are based on a percentage of Southern Company's net income from operations. In addition, the annual performance bonuses are reviewed in comparison to the attainment of other corporate performance and short-term business unit goals and individual goals. All performance goals were set at the beginning of the year.

For 2002, the corporate performance goals included specific targets for:

     - Southern Company earnings - earnings per share ("EPS") and

     - The Company's net income and return on equity ("ROE")

The Committee believes that accomplishing the corporate goals is essential for the Company's continued success and sustained financial performance. A target performance level is set for each corporate performance goal. Performance above or below the targets results in proportionately higher or lower bonus payments. The bonus amount is then adjusted, up or down, based on the degree of achievement of the short-term business unit goals related to capital expenditures, cash flow, customer service, plant availability and diversity; and also individual goals.

A target percentage of base pay is established for each executive officer based on his or her position level for target-level performance. Annual performance bonuses based on the achievement of the corporate performance goals, as adjusted for the short-term business unit goals and individual performance, may range from 0 percent of the target to 240 percent.

No bonuses are paid if performance is below a threshold level or if a minimum earnings level is not reached. Also, no bonuses are paid if Southern Company's current earnings are not sufficient to fund the Southern Company common stock dividend at the same level as the prior year. The Committee also capped the maximum amount for the annual performance bonus for each named executive officer at 0.6 percent of Southern Company's net income.

ANNUAL BONUS PAYMENTS

Performance met or exceeded the target levels in all areas in 2002, resulting in bonuses that exceeded the target levels.

Mr. McCrary's annual performance bonus under the Omnibus Incentive Compensation Plan for target-level performance was 75% of his base pay. The target percentage of base pay for the other named executive officers ranged from 50 to 55 percent. Each individual's bonus paid for 2002 performance was based 30% on the degree of achievement of the Southern Company EPS goal and 70% on the degree of achievement of the Company's net income and ROE goal. Performance for both goals exceeded the target, resulting in bonus payments to all named executive officers that exceeded their respective targets.

LONG-TERM INCENTIVES

The Committee bases a significant portion of the total compensation program on long-term incentives including Southern Company stock options and performance dividend equivalents.

STOCK OPTIONS

Executives are granted options with ten-year terms to purchase Southern Company's common stock at the market price on the date of the grant under the terms of the Omnibus Incentive Compensation Plan. The estimated annualized value represented approximately 25 percent of Mr. McCrary's total target compensation and 19 to 24 percent for the other executives. The size of prior grants was not considered in determining the size of the grants made in 2002. These options vest over a three-year period.

PERFORMANCE DIVIDENDS

Executives also are paid performance-based dividend equivalents on most stock options held at the end of the year. Dividend equivalents can range from 25 percent of the common stock dividend paid during the year if total shareholder return over a four-year period, compared to a group of other utility companies, is at the 30th percentile to 100 percent of the dividend paid if it reaches the 90th percentile. For eligible stock options held on December 31, 2002, all executives received a payout of $1.355 per option for maximum performance under the Omnibus Incentive Compensation Plan.

POLICY ON INCOME TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility of certain executives' compensation that exceeds $1 million per year unless the compensation is paid under a performance-based plan as defined in the Code and that has been approved by shareholders. Southern Company has obtained shareholder approval of the Omnibus Incentive Compensation Plan. However, because our policy is to maximize long-term shareholder value, tax deductibility is only one factor considered in setting compensation.

SUMMARY

We believe that the policies and programs described in this report link pay and performance and serve the best interest of Southern Company's shareholders. We frequently review the various pay plans and policies and modify them as we deem necessary to continue to attract, retain and motivate talented executives.

Members of the Committee:

G.J. St. Pe, Chairman
D.P. Amos
T.F. Chapman

--------------------------------------------------------------------------------
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
--------------------------------------------------------------------------------

Southern Company's Compensation and Management Succession Committee is made up of non-employee directors who have never served as executive officers of Southern Company or the Company. During 2002, none of Southern Company's or the Company's executive officers served on the board of directors of any entities whose directors or officers serve on Southern Company's Compensation and Management Succession Committee.

--------------------------------------------------------------------------------
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

Mr. Whit Armstrong is president, chairman and chief executive officer of The Citizens Bank, Enterprise, Alabama; Mr. Carl E. Jones, Jr. is chairman, president and chief executive officer of Regions Financial Corporation, Birmingham, Alabama; Mr. Wallace D. Malone is chairman and chief executive officer of SouthTrust Corporation, Birmingham, Alabama; Mr. C. Dowd Ritter is chairman, president and chief executive officer of AmSouth Bancorporation and AmSouth Bank, Birmingham, Alabama; and Mr. James W. Wright is chairman and chief executive officer of First Tuskegee Bank, Tuskegee, Alabama. During 2002, these banks furnished a number of regular banking services in the ordinary course of business to the Company. The Company intends to maintain normal banking relations with all the aforesaid banks in the future. During 2002, Iris Franklin, daughter-in-law of director H. Allen Franklin was employed by the Company as a Market Specialist. Ms. Franklin received compensation of $63,592 in 2002.

--------------------------------------------------------------------------------
EXECUTIVE COMPENSATION INFORMATION
--------------------------------------------------------------------------------

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

The Company has adopted Southern Company's Change in Control Plan, which is applicable to certain of its officers, and has entered into individual change in control agreements with Messrs. McCrary and Martin. If an executive is involuntarily terminated, other than for cause, within two years following a change in control of Southern Company or the Company, the agreements provide for:

      - lump sum payment of two or three times annual compensation,

      - up to five years' coverage under group health and life insurance plans,

      - immediate vesting of all stock options, stock appreciation rights and restricted stock previously granted,

      - payment of any accrued long-term and short-term bonuses and dividend equivalents and

      - payment of any excise tax liability incurred as a result of payments made under any individual agreements.

A Southern Company change in control is defined under the agreements as:

      - acquisition of at least 20 percent of Southern Company's stock,

      - a change in the majority of the members of Southern Company's board of directors,

      - a merger or other business combination that results in Southern Company's shareholders immediately before the merger owning less than 65 percent of the voting power after the merger or

      - a sale of substantially all the assets of Southern Company.

A change in control of the Company is defined under the agreements as:

      - acquisition of at least 50 percent of the Company's stock,

      - a merger or other business combination unless Southern Company controls the surviving entity or

      - a sale of substantially all of the assets of the Company.

Southern Company's Omnibus Incentive Compensation Plan provides for pro-rata payments at not less than target-level performance if a change in control occurs and the plan is not continued or replaced with a comparable plan or plans.

On August 22, 2002, the Company and Mr. Hutchins entered into a retention agreement which provides that if Mr. Hutchins remains employed as Chief Financial Officer of the Company until April 1, 2004 or later, upon his subsequent retirement from the Company, he will receive a severance payment of $838,157 on his retirement date.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the Chief Executive Officer and the other four most highly compensated executive officers of the Company serving during 2002.

                                                                                    LONG-TERM COMPENSATION
                                                                            --------------------------------------
                                         ANNUAL COMPENSATION                               NUMBER OF
                             --------------------------------------------   RESTRICTED    SECURITIES     LONG-TERM
                                                             OTHER ANNUAL     STOCK       UNDERLYING     INCENTIVE    ALL OTHER
NAME AND PRINCIPAL                                           COMPENSATION     AWARDS     STOCK OPTIONS    PAYOUTS    COMPENSATION
POSITION                     YEAR   SALARY ($)   BONUS ($)       ($)           ($)         (SHARES)       ($)(1)        ($)(2)
---------------------------------------------------------------------------------------------------------------------------------
CHARLES D. MCCRARY(3)        2002    493,604      673,140       34,993            -         79,571        374,984       24,101
President, Chief Executive   2001    391,647      438,652       91,403            -         92,338        284,529      118,975
Officer, Director            2000          -            -            -            -              -              -
---------------------------------------------------------------------------------------------------------------------------------
C. ALAN MARTIN               2002    332,846      330,083       14,221            -         46,113        254,790       16,879
Executive Vice President     2001    314,887      231,178        1,157            -         64,908        211,498       16,342
                             2000    293,490      279,905       64,498            -         25,395         55,803       95,488
---------------------------------------------------------------------------------------------------------------------------------
WILLIAM B. HUTCHINS, III     2002    301,663      271,958       24,520            -         35,362        243,179       39,179
Executive Vice President,    2001    290,103      180,167       37,141            -         75,124        238,231       53,847
Chief Financial Officer and  2000    279,392      258,657       38,240            -         24,167         75,884       18,159
Treasurer
---------------------------------------------------------------------------------------------------------------------------------
STEVE R. SPENCER(4)          2002    268,940      242,874       42,890            -         31,581        148,131       33,263
Executive                    2001    250,082      180,049       46,695            -         47,289        128,869       61,735
Vice President               2000          -            -            -            -              -              -            -
---------------------------------------------------------------------------------------------------------------------------------
JERRY L. STEWART             2002    236,673      267,000        1,376            -         26,286        159,914       48,207
Senior Vice President        2001    210,870      178,418      112,574            -         44,789        138,332      111,280
                             2000    199,305      189,069        3,193            -         17,293         43,475       10,558
---------------------------------------------------------------------------------------------------------------------------------

(1) Payout of performance dividend equivalents on stock options granted after 1996 that were held by the executive at the end of the performance periods under the Omnibus Incentive Compensation Plan for the four-year performance periods ended December 31, 2000, 2001 and 2002, respectively. Dividend equivalents can range from 25 percent of the common stock dividend paid during the last year of the performance period if total shareholder return over the four-year period, compared to a group of other large utility companies, is at the 30th percentile to 100 percent of the dividend paid if it reaches the 90th percentile. For eligible stock options held on December 31, 2000, 2001 and 2002 all named executives received a payout of $.90, $1.34 and $1.355 per option, respectively.

(2) Company contributions in 2002 to the Employee Savings Plan (ESP), Employee Stock Ownership Plan (ESOP), non-pension related accruals under the Supplemental Benefit Plan (SBP) and tax sharing benefits paid to participants who elected receipt of dividends on Southern Company's common stock held in the ESP are provided in the following table:

                                                                      ESP TAX
NAME                                     ESP     ESOP     SBP     SHARING BENEFITS
----------------------------------------------------------------------------------
Charles D. McCrary                      $6,342   $701   $17,058        $    -
----------------------------------------------------------------------------------
C. Alan Martin                           6,274    701     9,904             -
----------------------------------------------------------------------------------
William B. Hutchins, III                 7,597    701     7,359         3,522
----------------------------------------------------------------------------------
Steve R. Spencer                         6,251    701     6,311             -
----------------------------------------------------------------------------------
Jerry L. Stewart                         8,250    701     4,256             -
----------------------------------------------------------------------------------

     In 2002, Messrs. Hutchins, Spencer and Stewart received additional incentive compensation of $20,000, $20,000 and $35,000, respectively.

     In 2001, these amounts for Messrs. McCrary, Hutchins, Spencer and Stewart also included additional incentive compensation of $100,000, $35,000, $50,000 and $100,000, respectively. In 2000, for Mr. Martin this amount also included additional relocation assistance of $80,000.

(3) Mr. McCrary was named an executive officer in April 2001.

(4) Mr. Spencer was named an executive officer in May 2001.

STOCK OPTION GRANTS IN 2002

The following table sets forth all stock option grants to the named executive officers of the Company during the year ending December 31, 2002.

                                  NUMBER OF
                                  SECURITIES   PERCENT OF TOTAL
                                  UNDERLYING   OPTIONS GRANTED    EXERCISE OR                GRANT DATE
                                   OPTIONS     TO EMPLOYEES IN    BASE PRICE    EXPIRATION     PRESENT
              NAME                GRANTED(1)    FISCAL YEAR(2)     ($/SH)(1)     DATE(1)     VALUE($)(3)
--------------------------------------------------------------------------------------------------------
Charles D. McCrary                  79,571           6.0             25.26      02/15/2012     268,154
--------------------------------------------------------------------------------------------------------
C. Alan Martin                      46,113           3.5             25.26      02/15/2012     155,401
--------------------------------------------------------------------------------------------------------
William B. Hutchins, III            35,362           2.7             25.26      02/15/2012     119,170
--------------------------------------------------------------------------------------------------------
Steve R. Spencer                    31,581           2.4             25.26      02/15/2012     106,428
--------------------------------------------------------------------------------------------------------
Jerry L. Stewart                    26,286           2.0             25.26      02/15/2012      88,584
--------------------------------------------------------------------------------------------------------

(1) Under the terms of the Omnibus Incentive Compensation Plan, stock option grants were made on February 15, 2002 and vest annually at a rate of one-third on the anniversary date of the grant. Grants fully vest upon termination as a result of death, total disability, or retirement and expire five years after retirement, three years after death or total disability, or their normal expiration date if earlier. The exercise price is the average of the high and low price of Southern Company common stock on the date granted. Options may be transferred to certain family members, family trusts and family limited partnerships.

(2) A total of 1,324,391 stock options were granted in 2002.

(3) Value was calculated using the Black-Scholes option valuation model. The actual value, if any, ultimately realized depends on the market value of Southern Company common stock at a future date. Significant assumptions are shown below:

--------------------------------------------------
              RISK-FREE      DIVIDEND    EXPECTED
VOLATILITY  RATE OF RETURN    YIELD        TERM
--------------------------------------------------
    26.34%      2.79%         4.63%     4.28 years
--------------------------------------------------

AGGREGATED STOCK OPTION EXERCISES IN 2002 AND YEAR-END OPTION VALUES

The following table sets forth information concerning options exercised during the year ending December 31, 2002 by the named executive officers and the value of unexercised options held by them as of December 31, 2002.

                                                                NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                    NUMBER OF                  UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                      SHARES       VALUE       OPTIONS AT YEAR-END(#)            YEAR-END($)(2)
                                   ACQUIRED ON    REALIZED   ---------------------------   ---------------------------
              NAME                 EXERCISE(#)     ($)(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------
Charles D. McCrary                    15,165      218,479      120,187        156,554       1,377,475       912,081
----------------------------------------------------------------------------------------------------------------------
C. Alan Martin                        21,237      289,189       85,238        102,799         955,364       658,336
----------------------------------------------------------------------------------------------------------------------
William B. Hutchins, III              33,678      477,285       81,258         98,210         886,823       652,938
----------------------------------------------------------------------------------------------------------------------
Steve R. Spencer                      18,430      251,726       37,001         72,321         365,424       468,221
----------------------------------------------------------------------------------------------------------------------
Jerry L. Stewart                      11,501      172,406       52,738         65,280         589,015       435,580
----------------------------------------------------------------------------------------------------------------------

(1) The "Value Realized" is ordinary income, before taxes, and represents the amount equal to the excess of the fair market value of the shares at the time of exercise above the exercise price.

(2) This column represents the excess of the fair market value of Southern Company common stock of $28.39 per share, as of December 31, 2002, above the exercise price of the options. The amounts under the Exercisable column report the "value" of options that are vested and therefore could be exercised. The amounts under the Unexercisable column report the "value" of options that are not vested and therefore could not be exercised as of December 31, 2002.

DEFINED BENEFIT OR ACTUARIAL PLAN DISCLOSURE

The following table sets forth the estimated annual pension benefits payable at normal retirement age under Southern Company's qualified Pension Plan, as well as non-qualified supplemental benefits, based on the stated compensation and years of service with the Southern Company system for the named executive officers at the Company. Compensation for pension purposes is limited to the average of the highest three of the final 10 years' compensation. Compensation is base salary plus the excess of annual incentive compensation over 15 percent of base salary. The compensation components are reported under columns titled "Salary" and "Bonus" in the Summary Compensation Table detailed earlier in this Information Statement.

The amounts shown in the table were calculated according to the final average pay formula and are based on a single life annuity without reduction for joint and survivor annuities or computation of the Social Security offset which would apply in most cases.

                                YEARS OF ACCREDITED SERVICE
              ---------------------------------------------------------------
REMUNERATION     15         20         25         30         35         40
-----------------------------------------------------------------------------
$ 100,000     $ 25,500   $ 34,000   $ 42,500   $ 51,000   $ 59,500   $ 68,000
  300,000       76,500    102,000    127,500    153,000    178,500    204,000
  500,000      127,500    170,000    212,500    255,000    297,500    340,000
  700,000      178,500    238,000    297,500    357,000    416,500    476,000
  900,000      229,500    306,000    382,500    459,000    535,500    612,000
1,100,000      280,500    374,000    467,500    561,000    654,500    748,000

As of December 31, 2002, the applicable compensation levels and accredited service for determination of pension benefits would have been:

                                                                                ACCREDITED
NAME                                                          COMPENSATION   YEARS OF SERVICE
---------------------------------------------------------------------------------------------
Charles D. McCrary                                              $844,258            28
---------------------------------------------------------------------------------------------
C. Alan Martin                                                   538,706            30
---------------------------------------------------------------------------------------------
William B. Hutchins, III                                         468,739            36
---------------------------------------------------------------------------------------------
Steve R. Spencer                                                 412,502            23
---------------------------------------------------------------------------------------------
Jerry L. Stewart                                                 392,866            29
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STOCK OWNERSHIP TABLE
--------------------------------------------------------------------------------

Southern Company is the beneficial owner of 100% of the outstanding common stock of the Company. The following table shows the number of shares of Southern Company common stock owned by directors, nominees and executive officers as of December 31, 2002. It is based on information furnished by the directors, nominees and executive officers. The shares owned by all directors, nominees and executive officers as a group constitute less than one percent of the total number of shares of Southern Company common stock outstanding on December 31, 2002.

                                                         SHARES BENEFICIALLY OWNED INCLUDE:
                                                         ----------------------------------
                                                             SHARES
                                                          INDIVIDUALS
                                             SHARES      HAVE RIGHTS TO
NAME OF DIRECTORS, NOMINEES               BENEFICIALLY      ACQUIRE        SHARES HELD BY
AND EXECUTIVE OFFICERS                      OWNED(1)     WITHIN 60 DAYS   FAMILY MEMBERS(2)
-------------------------------------------------------------------------------------------
Whit Armstrong                                22,387
------------------------------------------------------------------------------------------------
David J. Cooper, Sr.                           4,977
------------------------------------------------------------------------------------------------
H. Allen Franklin                            786,517         747,185
------------------------------------------------------------------------------------------------
R. Kent Henslee                                6,022
------------------------------------------------------------------------------------------------
Carl E. Jones, Jr.                            14,958
------------------------------------------------------------------------------------------------
Patricia M. King                               1,770
------------------------------------------------------------------------------------------------
James K. Lowder                                9,549
------------------------------------------------------------------------------------------------
Wallace D. Malone, Jr.                         1,413
------------------------------------------------------------------------------------------------
Charles D. McCrary                           177,749         174,711
------------------------------------------------------------------------------------------------
Malcolm Portera                                  694
------------------------------------------------------------------------------------------------
Robert D. Powers                               2,260
------------------------------------------------------------------------------------------------
C. Dowd Ritter                                 1,770
------------------------------------------------------------------------------------------------
James H. Sanford                               2,181
------------------------------------------------------------------------------------------------
William F. Walker                                 --
------------------------------------------------------------------------------------------------
John C. Webb, IV                              12,150                             362
------------------------------------------------------------------------------------------------
James W. Wright                                2,540
------------------------------------------------------------------------------------------------
William B. Hutchins, III                     124,779         116,022
------------------------------------------------------------------------------------------------
C. Alan Martin                               128,311         124,753
------------------------------------------------------------------------------------------------
Steve R. Spencer                              65,653          64,941
------------------------------------------------------------------------------------------------
Jerry L. Stewart                              86,206          78,082
------------------------------------------------------------------------------------------------
Directors, Nominees, and Executive
Officers as a group                        1,451,189       1,305,694             362
------------------------------------------------------------------------------------------------

(1) "Beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, and/or investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security).

(2) Each director disclaims any interest in shares held by family members. Shares indicated are included in the Shares Beneficially Owned column.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

No reporting person of the Company failed to file, on a timely basis, the reports required by Section 16(a).

--------------------------------------------------------------------------------
ARTICLES OF INCORPORATION
--------------------------------------------------------------------------------

ITEM NO. 2 -- PROPOSED AMENDMENT

The board has approved, and recommends to the shareholders that they adopt, an amendment to the Company's Articles of Incorporation that would increase the Company's authorized common stock from 6,000,000 shares to 15,000,000 shares. If the amendment is adopted, Article IX of the Company's Articles of Amendment will be amended to read as follows:

                                  "ARTICLE IX

                                 CAPITAL STOCK

     The corporation is authorized to issue three classes of shares of capital stock to be designated, respectively, "common stock", "preferred stock" and "Class A preferred stock". The total number of shares of stock which the corporation shall have authority to issue shall be 46,350,000 shares, of which 15,000,000 shares shall be common stock with a par value of $40 per share, 3,850,000 shares shall be preferred stock with a par value of $100 per share and 27,500,000 shares shall be Class A preferred stock with a par value of $1 per share. The designations, preferences, voting powers or restrictions or qualifications thereof, the rights of redemption, retirement and conversion of the shares of capital stock of the corporation, and the general provisions with respect thereto, shall be as hereinafter set forth; provided, however, that the preferred stock and Class A preferred stock may be divided into and issued from time to time in one or more series, each such series being hereinafter for convenience referred to as a "class" of preferred stock or Class A preferred stock, as the case may be, and all such series being hereinafter for convenience collectively referred to as "classes" of preferred stock or Class A preferred stock, as the case may be. The board of directors shall have, and is hereby granted the power and authority to divide the unissued shares of preferred stock and Class A preferred stock into series (including the power and authority to reclassify, in the manner provided by law, all or any number of the unissued shares of preferred stock authorized at the time of the adoption of the joint agreement between Alabama Power Company and Birmingham Electric Company prescribing the terms and conditions of the merger of Birmingham Electric Company into and with Alabama Power Company) and to fix and determine the following relative rights and preferences of any such series of preferred stock and Class A preferred stock, and the number of shares constituting any such series and the designation thereof, or any of them: (1) dividend rate, (2) the dividend payment dates, (3) the redemption price thereof, (4) the amount payable in event of liquidation, voluntary and involuntary and (5) the sinking fund provisions, if any, for the redemption or purchase of shares; and to increase or decrease the number of shares of any such series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall assume the status of authorized but unissued shares of preferred stock or Class A preferred stock, as the case may be. The board of directors may issue and sell such shares of preferred stock and Class A preferred stock in series and any other authorized shares provided for in this Article IX. Upon the issuance of shares of Class A preferred stock, there shall be transferred to stated capital represented by each such share of Class A preferred stock an amount equal to the excess of the consideration received over the par value thereof (up to an amount which, when added to such par value, shall not exceed such share's preferential claim in the event of involuntary liquidation) and the stated capital represented by each share so determined shall be equal to such share's preferential claim in the event of involuntary liquidation."

Of the 6,000,000 currently authorized shares of common stock, all 6,000,000 shares are outstanding. The additional shares of common stock for which authorization is sought would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding.

PURPOSE AND EFFECT OF AMENDMENT

The board believes that an increase in the number of shares of authorized common stock as contemplated by this proposal would benefit the Company and its shareholders by giving the Company needed flexibility in its corporate planning and its ability to raise additional capital and respond to developments in the Company's business. The board has no present intention of issuing any shares of common stock to any person other than Southern Company.

The additional shares of common stock will be issuable without further authorization by vote or consent of the shareholders and on such terms and for such consideration as may be determined by the board, subject to applicable law.

VOTE REQUIRED

The proposed increase in the authorized number of shares of common stock requires the affirmative vote of the larger amount in total value of the common stock and all classes of preferred stock and Class A preferred stock voting as a single class. For voting purposes, the total value of preferred stock shall be equal to the par value of all shares of preferred stock outstanding, the total value of the Class A preferred stock shall be equal to the stated value of all shares of Class A preferred stock outstanding and the total value of the common stock shall be equal to the par value of all shares of common stock outstanding plus Paid-in capital. The total value of the outstanding preferred stock is $47,511,500, the total value of the outstanding Class A preferred stock is $325,000,000 and the total value of the common stock using Paid-in capital as of December 31, 2002 is $2,140,464,000. Southern Company, as owner of all of the Company's common stock, will vote for the proposed amendment.

                                                                     APPENDIX A

                                SOUTHERN COMPANY

                            AUDIT COMMITTEE CHARTER

This Charter identifies the composition, purpose, authority, meeting requirements and responsibilities of the Southern Company (the Company) Audit Committee (the Committee) as approved by the Southern Company Board of Directors (the Board).

I.   COMPOSITION

    The Committee will be comprised of at least three independent members of the Board, each of whom will be financially literate. A deliberate effort will be made to include at least one Director who is a financial expert. The selection of Committee members will be in accordance with requirements for independence and financial literacy and expertise, as interpreted by the Board in its best business judgment, giving full consideration to the rules of the Securities and Exchange Commission (SEC) and the New York Stock Exchange.

II.  PURPOSE

    To assist the Board of Directors in fulfilling its oversight responsibilities for the following:

     A.  Integrity of the financial reporting process;

     B.  The system of internal control;

     C. The independence and performance of the internal and independent audit process; and

     D. The Company's process for monitoring adherence with the spirit and intent of its Code of Ethics and compliance with laws and regulations.

III. AUTHORITY

     The Audit Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

     A.  Appoint, compensate, and oversee the work of the independent auditors.

     B. Resolve any disagreements between management and the independent auditors regarding financial reporting.

     C. Pre-approve all auditing and non-audit services provided by the independent auditors.

     D. Retain independent counsel, accountants, or others to advise the committee or assist in the conduct of an investigation.

     E. Seek any information it requires from employees -- all of whom are directed to cooperate with the Committee's requests -- or external parties.

     F. Meet with Company officers, independent auditors, internal auditors, inside counsel or outside counsel, as necessary.

     In the execution of its duties, the Committee will report to the Board of Directors.

IV. MEETING REQUIREMENTS

     The Committee shall meet a minimum of four times each year, or more often if warranted, to receive reports and to discuss the quarterly and annual financial statements, including disclosures and other related information. The Committee shall meet separately, at least annually, with Company management, the Director of Internal Auditing, the Compliance Officer, and the independent auditors to discuss matters that the Committee or any of these persons believe should be discussed privately. Meetings of the Committee may utilize conference call, Internet or other similar electronic communication technology.

V.  RESPONSIBILITIES

     A. Financial Reporting and Independent Audit Process - The oversight responsibility of the Committee in the area of financial reporting is to provide reasonable assurance that the Company's financial disclosures and accounting practices accurately portray the financial condition, results of operations, cash flows, plans and long-term commitments of the Company on a consolidated basis, as well as on a separate company basis for each consolidated subsidiary that has publicly traded securities. To accomplish this, the Committee will:

        1. Provide oversight of the independent audit process, including direct responsibility for:

           a.   Annual appointment of the independent auditors.

           b.   Compensation of the independent auditors.

           c. Review and confirmation of the independence of the external auditors by obtaining statements from the auditors on relationships between the auditors and the Company, including non-audit services, and discussing the relationships with the auditors. Ensure that non-audit services provided by the independent auditors comply with and are disclosed to investors in periodic reports required by the Securities Exchange Act of 1934 and the Sarbanes-Oxley Act of 2002.

           d. Review of the independent auditors' quarterly and annual work plans, and results of audit engagements.

           e. Review of the experience and qualifications of the senior members of the independent audit team annually and ensure that all partner rotation requirements are executed.

           f.   Evaluation of the independent auditors' performance.

           g. Oversight of the coordination of the independent auditors' activities with the Internal Auditing and Accounting functions.

        2. Review and discuss with management the quarterly and annual consolidated earnings announcements and earnings guidance provided to analysts and rating agencies.

        3. Review and discuss with management and the independent auditors the quarterly and annual financial statements (including disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations) and recommend the reports for filing with the SEC. The financial statements include the Southern Company consolidated financial statements as well as the separate financial statements for all consolidated subsidiaries with publicly traded securities.

           a. The review and discussion will be based on timely reports from the independent auditors, including:

              i.   All critical accounting policies and practices to be used.

              ii. All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management; ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors.

              iii. Other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

           b. In addition, the following items will also be reviewed and discussed:

              i.   Significant judgments and estimates made by management.

              ii. Significant reporting or operational issues identified during the reporting period, including how they were resolved.

              iii. Issues on which management sought second accounting opinions.

              iv. Significant regulatory changes and accounting and reporting developments proposed by Financial Accounting Standards Board, SEC or other regulatory agency.

              v.   Any audit problems or difficulties and management's response.

        4. Review the letter of management representations given to the independent auditors in connection with the audit of the annual financial statements.

                                       A-2

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     B.  Internal Control -- The responsibility of the Committee in the area of internal control, in addition to the actions described in Section
         (V).(A.)., is to:

        1.   Provide oversight of the internal audit function including:

           a.   Review of audit plans, budgets and staffing levels.

           b.   Review of audit results.

           c. Review of management's appointment, appraisal of, and/or removal of the Company's Director of Internal Auditing. At least every two years, regardless of the performance of the incumbent, the President and Chief Executive Officer will review with the Committee the merits of reassigning the Director of Internal Auditing.

        2. Assess management's response to any reported weaknesses or compliance deficiencies.

        3. Provide oversight of the Company's Legal and Regulatory Compliance and Ethics Programs, including:

           a.   Creation and maintenance of procedures for:

              i. Receipt, retention and treatment of complaints received by management regarding accounting, internal accounting controls or audit matters.

              ii. Confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

           b. Review of plans and activities of the Company's Corporate Compliance Officer.

           c. Review of results of auditing or other monitoring programs designed to prevent or detect violations of laws or regulations.

           d. Review of corporate policies relating to compliance with laws and regulations, ethics, conflict of interest and the investigation of misconduct or fraud.

           e. Review of reported cases of employee fraud, conflict of interest, unethical or illegal conduct.

        4. Review the quality assurance practices of the internal auditing function and the independent auditors.

        5. Review and discuss significant risks facing the Company and the guidelines and policies to govern the process by which risk assessment and risk management is undertaken.

     C.  Conduct an annual self-assessment of the Committee's performance.

     D.  Other

        1. Set clear employment policies for Southern Company's hiring of employees or former employees of the independent auditors.

        2. Report Committee activities and findings to the Board on a regular basis.

        3. Report Committee activities in the Company's annual proxy statement to shareholders.

        4. Review this charter at least annually and recommend appropriate changes.

                                         ADOPTED ON FEBRUARY 17, 2003

                                         BY THE SOUTHERN COMPANY

                                         BOARD OF DIRECTORS

                                       A-3

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                                                                     APPENDIX B

                                SOUTHERN COMPANY

                POLICY ON ENGAGEMENT OF THE INDEPENDENT AUDITOR
                        FOR AUDIT AND NON-AUDIT SERVICES

A. Southern Company (including its subsidiaries) will not engage the independent auditor to perform any services that are prohibited by the Sarbanes-Oxley Act of 2002. It shall further be the policy of the Company not to retain the independent auditor for non-audit services unless there is a compelling reason to do so and such retention is otherwise pre-approved consistent with this policy. Non-audit services that are prohibited include:

     1. Bookkeeping and other services related to the preparation of accounting records or financial statements of the Company or its subsidiaries.

     2.   Financial information systems design and implementation.

     3. Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

     4.   Actuarial services.

     5.   Internal audit outsourcing services.

     6.   Management functions or human resources.

     7.   Broker or dealer, investment adviser, or investment banking services.

     8. Legal services or expert services unrelated to financial statement audits.

     9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

B. Effective January 1, 2003, officers of the Company (including its subsidiaries) may not engage the independent auditor to perform any personal services, such as personal financial planning or personal income tax services.

C. All audit services (including providing comfort letters and consents in connection with securities issuances) and permissible non-audit services provided by the independent auditor must be pre-approved by the Southern Company Audit Committee.

D. Under this Policy, the Audit Committee's approval of the independent auditor's annual arrangements letter shall constitute pre-approval for all services covered in the letter.

E. By adopting this Policy, the Audit Committee hereby pre-approves the engagement of the independent auditor to provide services related to the issuance of comfort letters and consents required for securities sales by the Company and its subsidiaries and services related to consultation on routine accounting and tax matters. The actual amounts expended for such services each calendar quarter shall be reported to the Committee at a subsequent Committee meeting.

F. The Audit Committee also delegates to its Chairman the authority to grant pre-approvals for the engagement of the independent auditor to provide any permissible service up to a limit of $50,000 per engagement. Any engagements pre-approved by the Chairman shall be presented to the full Committee at its next scheduled regular meeting.

G. The Southern Company Comptroller shall establish processes and procedures to carry out this Policy.

                                Approved by the Southern Company Audit Committee
                                                                December 9, 2002

                                       B-1

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